The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

NYSE Amex: TSH

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Statements contained in this presentation which are not historical facts are forward-looking statements. These forward-looking statements and all other statements that may be contained in this presentation that are not historical facts are subject to a number of risks and uncertainties, and actual results may differ materially than those forecasted. Such forward-looking statements are estimates reflecting the best judgment of Teche Holding Company’s management based upon currently available information. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by Teche Holding Company with the Securities and Exchange Commission, and forward-looking statements contained herein, or other public statements of Teche Holding Company or its management should be considered in light of those factors. Teche does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Compan

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Consistent and Disciplined Approach

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Results...

Consistent...Disciplined...Profitable

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of Louisiana Economy

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Place...

Overview of South LA Economy

Source: *www.LAWORKS.net; **Louisiana Economic Outlook 2009-10, Oct. 2008

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Consistent and Disciplined

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Loans

LTM Growth 11.9%

500
450
400
350
300
250
200
150
100
50
0
Commercial
Consumer
Home Equity
Smart Mortgages
$130
$180
$254
$300
$336
$376
$430
$456
CAGR 19%
2002
2003
2004
2005
2006
2007
2008
FYTD 09

Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Superior Asset Quality...Retail

Weighted-Average FICO Scores

2Q09	2Q09
Updated FICO Scores

Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Diverse Loan Portfolio...FYTD 2009

Total Loans
$614 Million
Commercial Loans
$205 Million
26%
34%
40%
SmartGrowth Loans 74%
Commercial
Retail Loans
Conforming Loans
5%
11%
15%
3%
C&I
Residential
Non-Residential
Land&Dev
Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth

Diverse Loan Portfolio...FYTD 2009

Total Loans	$614
CRE Non-Residential Loans	$94
Owner Occupied	$40
Non-Owner Occupied	$54
In Millions	

85%
15%
CRENon-Residential Loans
Other Loans
9%
6%
Owner Occupied
Non-Owner Occupied

Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...Superior Asset Quality

                                                                                                                                                   Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...Superior Asset Quality

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

Personal and Business Checking Accounts
50,000
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
31,000
33,000
35,000
37,000
39,000
41,000
43,000
44,000
45,000
46,000
2000
2001
2002
2003
2004
2005
2006
2007
2008
FYTD 09

Source: Teche 3/31/09

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

LTM Growth: 11.6%

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Strategy...SmartGrowth Deposits

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...Revenue Growth

10 Year History of Operating Revenue

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...Net Interest Margin

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Net Income Analysis for Non-Recurring Items

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Results...EPS

*Reported Earnings

**Core Earnings

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value...Dividends

Payout Ratio 43% FYTD

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Value...Price to Tangible Book

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Right Leadership

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Why Invest in Teche?

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company

Teche

Holding Company

NYSE Amex: TSH

Teche

Holding Company

The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company The SmartGrowth Company